EXHIBIT 99.1

News Release

ExxonMobil

Exxon Mobil Corporation

5959 Las Colinas Boulevard

Irving, TX 75039-2298

972 444 1107 Telephone

972 444 1138 Facsimile

FOR IMMEDIATE RELEASE

THURSDAY, APRIL 28, 2005

EXXON MOBIL CORPORATION ANNOUNCES ESTIMATED

FIRST QUARTER 2005 RESULTS

First Quarter

2005

2004

Net Income

$ Millions

7,860

5,440

$ Per Common Share

Assuming Dilution

1.22

0.83

Earnings Excluding Special Items

$ Millions

7,400

5,440

$ Per Common Share

Assuming Dilution

1.15

0.83

Capital and Exploration

Expenditures - $ Millions

3,417

3,401

IRVING, TX, April 28 -- Exxon Mobil Corporation today reported first quarter results.  Net income of $7,860 million ($1.22 per share) increased $2,420 million from the first quarter of 2004.  First quarter net income included a $460 million positive impact (Downstream - $310 million; Chemical - $150 million) from sale of the Corporation's stake in China Petroleum and Chemical Corporation ("Sinopec"). Excluding this gain, earnings of $7,400 million ($1.15 per share) increased by $1,960 million.

Capital and exploration expenditures of $3,417 million in the first quarter of 2005 were up $16 million compared with last year.

ExxonMobil's Chairman Lee R. Raymond commented as follows:

"Compared with last year's first quarter, ExxonMobil's first quarter 2005 net income of $7,860 million was up $2,420 million.  Excluding the gain on the sale of our stake in Sinopec, earnings were up $1,960 million and are the highest first quarter ever for the Corporation.

"Upstream earnings were a record $5,054 million, an increase of $1,041 million from first quarter 2004 results reflecting continued strength in crude and natural gas prices.

"Downstream earnings were $1,143 million, an increase of $139 million from last year, with improved worldwide refining conditions partly offset by weaker marketing margins.

"Chemical earnings were a record $1,282 million, up $718 million from first quarter 2004 reflecting higher margins.

"ExxonMobil continued its active investment program, spending $3,417 million in the first quarter on capital and exploration projects, compared with $3,401 million last year, reflecting continued strong levels of upstream spending.

"During the quarter, the corporation acquired 64 million shares at a gross cost of $3,624 million to offset the dilution associated with benefit plans and to reduce common stock outstanding.  As a consequence of the continued strengthening of our financial position, the rate of share purchases to reduce shares outstanding will be increased by $1.0 billion in the second quarter."

Additional comments on earnings for the major operating segments follow:

First Quarter 2005 vs. First Quarter 2004

Upstream earnings were a record $5,054 million, up $1,041 million from the first quarter 2004 reflecting strong crude and natural gas prices.

Liquids production of 2,543 kbd (thousands of barrels per day) was 92 kbd lower than the first quarter of 2004.  Higher production from new fields in West Africa and Norway was more than offset by natural field declines in mature areas, planned and unplanned maintenance, entitlement and divestment impacts.

First quarter natural gas production decreased to 10,753 mcfd (millions of cubic feet per day), compared with 11,488 mcfd last year reflecting natural field decline in mature areas, lower demand in Europe and divestment impacts partly offset by higher volumes in Qatar.

On an oil-equivalent basis, production decreased by 5% from the first quarter of 2004.  Excluding divestment and entitlement effects, production decreased by 2%.

Earnings from U.S. Upstream operations were $1,353 million, $199 million higher than last year's first quarter.  Non-U.S. Upstream earnings of $3,701 million were up $842 million from 2004.

Downstream earnings, excluding the $310 million Sinopec gain, were $1,143 million, up $139 million from the first quarter of 2004, reflecting improved U.S. refining margins and higher refinery throughput partly offset by weaker marketing conditions.  Petroleum product sales were 8,229 kbd, 103 kbd higher than last year's first quarter.

U.S. Downstream earnings were $645 million, up $253 million mainly due to higher refining margins.  Non-U.S. Downstream earnings, excluding Sinopec, were $498 million, down $114 million due to lower marketing earnings.

Chemical earnings, excluding the $150 million Sinopec gain, were a record $1,282 million, up $718 million from the same quarter a year ago due to improved market conditions.  Prime product sales of 6,938 kt (thousands of metric tons) were up 146 kt from last year's first quarter.

Corporate and financing expenses of $79 million were lower by $62 million mainly due to higher interest income.

During the first quarter of 2005, Exxon Mobil Corporation purchased 64 million shares of its common stock for the treasury at a gross cost of $3,624 million.  These purchases were to offset shares issued in conjunction with company benefit plans and programs and to reduce the number of shares outstanding.  Shares outstanding were reduced from 6,401 million at the end of the fourth quarter of 2004 to 6,366 million at the end of the first quarter.  In April, the Corporation increased its rate of share purchases.  Purchases to reduce shares outstanding are anticipated to increase from $2.5 billion in the first quarter to approximately $3.5  billion in the second quarter.  Purchases may be made in both the open market and through negotiated transactions, and may be increased, decreased or discontinued at any time.

Estimates of key financial and operating data follow.  Financial data, except per share amounts, are expressed in millions of dollars.

ExxonMobil will discuss financial and operating results and other matters on a webcast at 10 a.m. central time on April 28, 2005.  To listen to the event live or in archive, go to our website at www.exxonmobil.com.

Statements in this release relating to future plans, projections, events, or conditions are forward-looking statements.  Actual results, including production growth and capital spending, could differ materially due to changes in market conditions affecting the oil and gas industry or long-term oil or gas prices; political events or disturbances; reservoir performance; changes in OPEC quotas; timely completion of development projects; changes in technical or operating conditions; and other factors including those discussed under the heading "Factors Affecting Future Results" on our website and in Item 1 of ExxonMobil's 2004 Form 10-K.  We assume no duty to update these statements as of any future date.

Consistent with previous practice, the first quarter press release includes both net income and earnings excluding special items. In 2005, there was a special item reported in the first quarter.  In 2004, there was a special item reported in the third quarter.  Earnings that exclude the aforementioned items are a non-GAAP financial measure and are included to help facilitate comparisons of base business performance across periods.  A reconciliation to net income is shown in Attachment II.  Further information on ExxonMobil's frequently used financial and operating measures is contained on pages 28 and 29 in the 2004 Form 10-K and is also available through our website at www.exxonmobil.com.

ATTACHMENT I

EXXON MOBIL CORPORATION

FIRST QUARTER 2005

 (millions of dollars, except per share amounts)

First Quarter

2005

2004

EARNINGS / EARNINGS PER SHARE

Total revenues and other income

82,051

67,602

Total costs and other deductions

69,148

58,640

Income before income taxes

$12,903

$8,962

Income taxes

5,043

3,522

Net income (U.S. GAAP)

$7,860

$5,440

Net income per common share (dollars)

$1.23

$0.83

Net income per common share

 - assuming dilution (dollars)

$1.22

$0.83

OTHER FINANCIAL DATA

Dividends on common stock

Total

$1,728

$1,642

Per common share

$0.27

$0.25

Millions of common shares outstanding

At March 31

6,366

6,540

Average - assuming dilution

6,421

6,582

Shareholders' equity at March 31

$103,698

$91,681

Capital employed at March 31

$114,171

$104,180

Income taxes

5,043

3,522

Excise taxes

7,238

6,416

All other taxes

10,944

10,853

Total taxes

$23,225

$20,791

ExxonMobil's share of income taxes

of equity companies

$493

$389

ATTACHMENT II

EXXON MOBIL CORPORATION

FIRST QUARTER 2005

FUNCTIONAL EARNINGS

 (millions of dollars)

First Quarter

2005

2004

Net Income (U.S. GAAP)

Upstream

United States

1,353

1,154

Non-U.S.

3,701

2,859

Downstream

United States

645

392

Non-U.S.

808

612

Chemical

United States

492

118

Non-U.S.

940

446

Corporate and financing

(79)

(141)

Net income (U.S. GAAP)

$7,860

$5,440

Special Items

Downstream

Non-U.S.

310

0

Chemical

Non-U.S.

150

0

Corporate total

$460

$0

Earnings Excluding Special Items

Upstream

United States

1,353

1,154

Non-U.S.

3,701

2,859

Downstream

United States

645

392

Non-U.S.

498

612

Chemical

United States

492

118

Non-U.S.

790

446

Corporate and financing

(79)

(141)

Corporate total

$7,400

$5,440

ATTACHMENT III

EXXON MOBIL CORPORATION

FIRST QUARTER 2005

First Quarter

2005

2004

Net production of crude oil

and natural gas liquids,

thousands of barrels daily (kbd)

United States

542

598

Canada

358

369

Europe

575

607

Asia Pacific

174

216

Africa

596

543

Other Non-U.S.

298

302

Worldwide

2,543

2,635

Natural gas production available for sale,

millions of cubic feet daily (mcfd)

United States

1,881

2,076

Canada

923

1,009

Europe

5,751

6,034

Asia Pacific

1,312

1,591

Other Non-U.S.

886

778

Worldwide

10,753

11,488

Oil-equivalent production (koebd)*

4,335

4,550

 (continued)

*Gas converted to oil-equivalent at 6 million cubic feet = 1 thousand barrels

ATTACHMENT III (continued)

EXXON MOBIL CORPORATION

FIRST QUARTER 2005

First Quarter

2005

2004

Petroleum product sales (kbd)

United States

2,870

2,758

Canada

620

615

Europe

2,055

2,128

Asia Pacific

1,844

1,725

Other Non-U.S.

840

900

Worldwide

8,229

8,126

Gasolines, naphthas

3,144

3,157

Heating oils, kerosene, diesel

2,690

2,651

Aviation fuels

691

659

Heavy fuels

718

642

Specialty products

986

1,017

Total

8,229

8,126

Refinery throughput (kbd)

United States

1,860

1,781

Canada

481

478

Europe

1,566

1,616

Asia Pacific

1,533

1,412

Other Non-U.S.

309

309

Worldwide

5,749

5,596

Chemical prime product sales,

thousands of metric tons (kt)

United States

2,838

2,803

Non-U.S.

4,100

3,989

Worldwide

6,938

6,792

ATTACHMENT IV

EXXON MOBIL CORPORATION

FIRST QUARTER 2005

(millions of dollars)

First Quarter

2005

2004

Capital and Exploration Expenditures

Upstream

United States

441

455

Non-U.S.

2,371

2,249

Total

2,812

2,704

Downstream

United States

148

202

Non-U.S.

304

308

Total

452

510

Chemical

United States

55

51

Non-U.S.

93

81

Total

148

132

Other

5

55

Worldwide

$3,417

$3,401

Exploration expenses charged to income

included above

Consolidated affiliates

United States

21

39

Non-U.S.

147

131

Equity companies - ExxonMobil share

Non-U.S.

5

4

Worldwide

$173

$174

ATTACHMENT V

EXXON MOBIL CORPORATION

NET INCOME

$ Millions

Per Common Share

2001

-

First Quarter

5,000

0.72

-

Second Quarter

4,460

0.66

-

Third Quarter

3,180

0.46

-

Fourth Quarter

2,680

0.39

Year

$15,320

$2.23

2002

-

First Quarter

2,090

0.30

-

Second Quarter

2,640

0.40

-

Third Quarter

2,640

0.39

-

Fourth Quarter

4,090

0.60

Year

$11,460

$1.69

2003

-

First Quarter

7,040

1.05

-

Second Quarter

4,170

0.63

-

Third Quarter

3,650

0.55

-

Fourth Quarter

6,650

1.01

Year

$21,510

$3.24

2004

-

First Quarter

5,440

0.83

-

Second Quarter

5,790

0.89

-

Third Quarter

5,680

0.88

-

Fourth Quarter

8,420

1.31

Year

$25,330

$3.91

2005

-

First Quarter

7,860

1.23